UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2006

THE KNOT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-28271 (Commission File Number)	13-3895178 (I.R.S. Employer Identification No.)

462 Broadway, 6th Floor, New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

       On August 16, 2006, The Knot, Inc. issued 316,859 shares of common stock upon the exercise of a warrant in consideration of the termination of the right to purchase an additional 150,890 shares of common stock pursuant to the warrant's net exercise provision. The warrant was exercised by TW AOL Holdings Inc. ("TW AOL"), an affiliate of Time Warner Inc., following the assignment of the warrant to TW AOL by a successor of America Online, Inc. ("AOL"). The issuance of the shares to TW AOL was made under the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), because the issuance did not involve any public offering. AOL represented at the time of its acquisition of the warrant, and TW AOL confirmed such representations were true and correct with respect to it upon exercise, that (i) the warrant was, and the common stock to be acquired by it pursuant to the warrant would be, acquired for its own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and such securities would not be disposed of in contravention of the Securities Act or any applicable state securities laws; (ii) it understood that the warrant was not, and the common stock issuable on exercise would not be, registered under the Securities Act, nor qualified under the securities laws of any other jurisdiction, such securities could not be resold unless subsequently registered under the Securities Act and qualified under applicable state securities laws, unless The Knot determined that exemptions from such registration and qualification requirements were available, and the warrant did not grant it any right to require such registration or qualification (an appropriate legend to that effect was affixed to the warrant certificate and to the shares issued on exercise of the warrant); (iii) it was familiar with the term "accredited investor" as defined in Rule 501 under the Securities Act and it was an "accredited investor"; (iv) it was sophisticated in financial matters and the market for Internet companies and was able to evaluate the risks and benefits of the investment in the warrant and common stock issuable on exercise; (v) it was able to bear the economic risk of its investment in the warrants and the common stock issuable on exercise for an indefinite period of time; and (vi) it had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of securities and had full access to such other information concerning The Knot as it requested. The sale of the warrant and the shares of common stock issued on exercise of the warrant were made without general solicitation or advertising.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: August 22, 2006	By:	/s/ RICHARD E. SZEFC Richard E. Szefc Chief Financial Officer, Treasurer and Secretary